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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2005

                            Rand Capital Corporation
             (Exact Name of registrant as specified in its charter)

            New York                    001-08205             16-0961359
  (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)              File Number)      Identification Number)

                               2200 Rand Building
                             Buffalo, New York 14203
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (716) 853-0802

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01:        Regulation FD Disclosure

                  In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 2.02 of Form 8-K is made under Item 7.01.

                  On October 27, 2005, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended September 30, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

Item 9.01:        Financial Statements and Exhibits

                  (a)  Not Applicable

                  (b)  Not Applicable

                  (c)  Exhibits

                  Exhibit No.     Description
                  -----------     ----------------------------------------------
                  99.1            Press release dated October 27, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 27, 2005                           Rand Capital Corporation


                                                   By: /s/ Daniel P. Penberthy
                                                       -------------------------
                                                       Daniel P. Penberthy
                                                       Executive Vice President/
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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   99.1       Press release dated October 27, 2005